U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2018

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2 Park Plaza

Suite 1200-B

Irvine, CA 92614

(Address of principal executive offices)

949-652-6838

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On or about November 21, 2018, we filed a report on Form 8-K, advising that we had entered into a Securities Purchase Agreement to acquire Alternative Medical Solutions, Inc., an Ontario, Canada corporation (“AMS”). The purpose of this amended report is to advise that all conditions to closing of this acquisition have been satisfied. This amended report also includes the audited financial statements of AMS, along with unaudited pro forma financial statements of the consolidated surviving entity. The contents of the original Form 8-K are incorporated herein as if set forth, except as revised or qualified in this amendment.

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Item 1.01	Entry into a Material Definitive Agreement

As we previously reported, effective November 19, 2018, we entered into a Securities Purchase Agreement with Alternative Medical Solutions, Inc., an Ontario, Canada corporation (“AMS”), its shareholders and Hanover CPMD Acquisition Corp., wherein we have now acquired all of the issued and outstanding securities of AMS. As part of the material terms of this transaction, we also agreed to acquire all of the outstanding shareholder loans held by the principal shareholder of AMS. The purchase price was CAD$12,700,000, of which CAD$1,012,982 was paid at closing and we assumed debt of approximately CAD$650,000. The principal shareholders of AMS elected to receive 971,867 shares of our Common Stock in lieu of CAD$985,000 in additional cash (USD$.75 per share).We granted the holders of these shares “piggyback” registration rights. The balance of approximately CAD$10,000,000 to be paid pursuant to the terms of a relevant subordinated non-interest bearing promissory note, secured only by the shares acquired in AMS  Principal payments under the Promissory Note are due quarterly and are computed based upon 50% of AMS' cash flow, defined as EBITDA less all capital expenditures, taxes incurred, non-recurring items and other non-cash items for the relevant fiscal quarter, including the servicing of all senior debt payment obligations of the company.  The Promissory Note matures the earlier of two years from the date AMS receives a license to cultivate or December 31, 2021.

We also entered into a two year Consulting Agreement with Stephen Barber, a founder of AMS, to assist us in our ongoing discussions and negotiations with various governmental agencies, including the City of Hanover and Province of Ontario, whereby we agreed to pay a monthly fee of CAD$1,500 and issue Mr. Barber (i) 300,000 shares of our common stock; and (ii) an option to purchase up to 500,000 shares of our common stock at an exercise price of USD$1.00 per share, which option shall expire two (2) years from the date of issuance. Further, we agreed to repurchase 133,200 shares of the stock issued to him as part of the AMS acquisition for CAD$135,000 (USD$0.75 per share) and we further agreed repurchase from Mr. Barber 345,333 shares of our common stock issued to him at a price of USD$0.75 per share on or before March 31, 2019. No registration rights were granted to Mr. Barber in connection with the common stock or option grants.

AMS is a corporation organized under the laws of the Province of Ontario. It is a late stage marijuana licensed producer applicant in Canada. It is currently in the Pre-License Inspection and Licensing phase, which is Stage 5 of 6, with a fully approved license.  Upon completion of the final construction of the facility, Health Canada will inspect the facility and relevant operating procedures to ensure it meets the standards that have been approved in the application. At the completion of the licensing stage AMS will receive a license to begin cultivation of marijuana.

The facility is a 48,750 square foot marijuana grow facility built on a 6.7 acre parcel of land located in Hanover, Ontario Canada.  To date, exterior construction of the building has been completed, however, no interior construction has begun. Upon full completion the facility will contain 20 separate growing rooms which we believe will provide annual production capacity of 9,500 kilos of marijuana (20,900 lbs.). Completion of the build out of the facility is expected to take an estimated 20 weeks. Together with the remaining equipment needed to complete the grow we estimate that we will require approximately CAD$12.2 million in additional financing which we will seek to raise via equity and debt. There can be no assurances that we will successfully raise the financing required to complete construction of the facility and begin cultivation.

We have retained three of the former AMS employees, including individuals who shall continue to assist AMS with its pending Application and related issuance to AMS of a producer's license under the ACMPR, who shall continue to act as a "senior person in charge", "responsible person in charge" or "alternate responsible person in charge" pursuant to applicable Canadian law.

We intend to continue a focus on the acquisition of additional companies operating in jurisdictions where cannabis is legal on a national basis. Our focus is initially on Canadian Licensed Producers of marijuana but may extend to other cannabis related products. If and when cannabis becomes legal in other foreign jurisdictions we will research acquisition or development opportunities. We intend to target opportunities which are revenue generating or will be in the immediate future, low-cost producers and either profitable or nearing profitability.

We are presently in discussion with other companies operating in the cannabis industry regarding a potential acquisition or other form of partnership. Relevant thereto, we have signed a non-binding letter of intent to acquire Great Northern Cannabis Ltd of Calgary, Alberta, Canada. However, there can be no assurance we will be successful consummating any additional acquisitions in the future, nor can there be any assurance we will have access available to equity and debt financing required to consummate any transaction in the future.

3

At the present time we do not anticipate having any operations in the United States due to the current status of cannabis as a controlled substance under US federal law. If this changes in the future we may review opportunities in the United States if such opportunities arise under acceptable terms and conditions. There are no assurances this will occur.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this amended Current Report is incorporated into this item by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the disclosure set forth in Item 1.01 to this amended Current Report relating to the completion of the acquisition of AMS, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Relevant thereto, we expect to file a Form 10 registration statement with the Securities and Exchange Commission in the very near future.

Item 7.01	Regulation FD Disclosure

Our Press Release relating to the acquisition of AMS described above is attached as Exhibit 99.5 and is hereby incorporated as if set forth.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial Statements of business acquired

In accordance with Item 9.01(a), AMS’s audited financial statements for the years ended December 31, 2017 and 2016 and the unaudited financial statements for the nine months ended September 30, 2018 are included with this amended Current Report beginning on Page F-1.

(b)     Pro forma financial information

In accordance with Item 9.01(b), unaudited pro-forma consolidated financial statements are included with this amended Current Report beginning on Page F-19.

(c)     Exhibits. The following exhibits are included in this report:

No.	Description
99.7	Press Release Announcing Acquisition of AMS

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2019	CANNAPHARMARX, INC.
(Registrant)

By: /s/James Samuelson
James Samuelson, Chief Executive Officer

5

F-1

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Alternative Medical Solutions, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Alternative Medical Solutions, Inc. (the "Company") as of December 31, 2017 and 2016, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s minimal activities raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2018

Lakewood, CO

December 7, 2018

F-2

Alternative Medical Solutions, Inc.

Balance Sheets

	December 31,	December 31,
	2017	2016

ASSETS
Current assets:
Cash and cash equivalents	$11,848	$75
Harmonized sales tax recoverable	9,949	86,619
Total current assets	21,797	86,694
Construction in Progress	1,637,053	1,379,375
Total assets	$1,658,850	$1,466,069

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$312,030	$213,794
Mortgages payable	637,328	571,412
Due to related parties	756,783	694,713
Total current liabilities	1,706,141	1,479,919
Total liabilities	1,706,141	1,479,919

Commitments and Contingencies (Note 8)

Stockholders' Equity:
Common stock, $0.0086 par value 10,000 shares authorized; 10,000 shares issued and outstanding as of December 31, 2017 and 2016	86	86
Retained earnings (deficit)	(45,431)	(13,513)
Accumulated other comprehensive income	(1,946)	(423)
Total stockholders' equity	(47,291)	(13,850)
Total liabilities and equity	$1,658,850	$1,466,069

The accompanying notes are an integral part of the consolidated financial statements.

F-3

Alternative Medical Solutions, Inc.

Statements of Operations and Comprehensive Loss

	December 31,	December 31,
	2017	2016

Sales	$–	$–

Operating expenses:	–	–
Accounting fees	12,137	–
Property taxes	11,811	–
Consulting fees	7,830	–
Bank fees	140	–
Total operating expenses	31,918	–
Income (loss) from operations	(31,918)	–
Other income (expense)
Total other income (expense)	–	–
Income (loss) before income taxes	(31,918)	–
Provision for income taxes (benefit)	–	–
Net loss	$(31,918)	$–

Basic and diluted earnings (loss) per common share	$(319.18)	$–

Weighted-average number of common shares outstanding:
Basic and diluted	100	100

Comprehensive Loss:
Net income (loss)	$(31,918)	$–
Foreign currency translation adjustment	(1,523)	(423)
Comprehensive Loss:	$(33,441)	$(423)

The accompanying notes are an integral part of the consolidated financial statements.

F-4

Alternative Medical Solutions

Statements of Changes in Stockholders' Equity

			Accumulated
			Other		Total
	Common Stock		Comprehensive	Retained	Stockholders'
	Shares	Value	Income	Earnings	Equity

Balance, December 31, 2015	10,000	$86	$–	$(13,513)	$(13,427)

Net income(loss)				–
Change in foreign currency translation			(423)		(423)

Balance, December 31, 2016	10,000	86	(423)	(13,513)	$(13,850)

Net income (loss)				(31,918)	(31,918)
Change in foreign currency translation			(1,523)		(1,523)

Balance, December 31, 2017	10,000	$86	$(1,946)	$(45,431)	$(47,291)

The accompanying notes are an integral part of the consolidated financial statements.

F-5

Alternative Medical Solutions, Inc.

Statements of Cash Flows

	December 31,	December 31,
	2017	2016
Cash flows from operating activities of continuing operations:
Net income (loss)	$(31,918)	$–
Adjustments to reconcile net loss to cash used in operating activities:
Changes in operating assets and liabilities:
Harmonized sales tax recoverable	103,598	–
Prepaid expenses	–	17,910
Accounts payable	104,947	(4,276)
Net cash provided by (used in) operating activities	$176,627	$13,633

Cash flows from investing activities:
Purchases for construction in progress	(205,230)	(75,505)
Net cash provided by (used in) financing activities	(205,230)	(75,505)

Cash flows from financing activities:
Advances/(payments) on related party payables-net	18,419	(23,186)
Proceeds from mortgage notes	33,793	85,058
Net cash provided by (used in) financing activities	33,793	61,872

Effect of exchange rates on cash and cash equivalents	$6,584	$3
Net increase (decrease) in cash and cash equivalents	5,189	–
Cash and cash equivalents at beginning of period	75	72
Cash and cash equivalents at end of period	$11,848	$75

Supplemental disclosure of cash flow information:
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

The accompanying notes are an integral part of the consolidated financial statements.

F-6

Alternative Medical Solutions, Inc.

Notes to Financial Statements

For the Years Ended December 31, 2017 and 2016

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Alternative Medical Solutions, Inc. (the “Company”) was incorporated provincially on March 17, 2014 under the Business Corporations Act of Ontario. The Company has initiated the process of applying for a license to produce and sell marijuana under the Cannabis Act. Once a license is granted to grow and sell marijuana, the Company’s primary focus will be the sale of cannabis and related products. Since incorporation, the Company has initiated the process of building a facility to grow marijuana.

The Company’s accounting year end is December 31st.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with GAAP. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses or recognized when incurred.

Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of these financial statements. On a consolidated basis, the Company has incurred significant operating losses since inception.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through mortgages and from demand loans from related party shareholders. The Company will be required to continue to so until its operations become profitable.

Foreign Currency Translation

The functional currency of the Company is Canadian dollars (“CAD”), and the reporting currency of the Company is the United States dollars, (“USD”). Management has adopted ASC 830 “Foreign Currency Matters” for transactions that occur in foreign currencies. Monetary assets denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Average monthly rates are used to translate revenues and expenses.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

Assets and liabilities of the Company’s operations are translated into the reporting currency, United States dollars, at the exchange rate in effect at the balance sheet dates. Revenue and expenses are translated at average rates in effect during the reporting periods. Equity transactions are recorded at the historical rate when the transaction occurred. The resulting translation adjustment is reflected as accumulated other comprehensive income, a separate component of stockholders' equity in the statement of stockholders' equity. These translation adjustments are reflected in accumulated other comprehensive income, a separate component of the Company's stockholders' equity.

F-7

All figures shown in this Report are in US dollars.

Comprehensive Gain or Loss

ASC 220 “Comprehensive Income,” establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2017, and December 31, 2016, the Company determined that foreign currency translation adjustments represented components of comprehensive income and, therefore, has included a statement of comprehensive income in the financial statements.

Harmonized Sales Tax

The Harmonized Sales Tax (“HST”) is a combination of the Canadian Goods and Services Tax (“GST”) and Provincial Sales Tax (“PST”) that is applied to taxable goods and services. By fusing sales tax at the federal level with sales tax at the provincial level, the participating provinces harmonized both taxes into a single federal-provincial sales tax. HST is a consumption tax paid by the consumer at the point of sale (POS). The vendor or seller collects the tax proceeds from consumers by adding the HST rate to the cost of goods and services. They then remit the total collected tax to the government at the end of the year.

The HST is in effect in five of the ten Canadian provinces: New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario and Prince Edward Island. The HST is collected by the Canada Revenue Agency (CRA), which remits the appropriate amounts to the participating provinces. The HST may differ across these five provinces, as each province will set its own PST rates within the HST. In provinces and territories which have not enacted the HST, the CRA collects only the 5% goods and services tax. The current rate in Ontario is 13%.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and inventories, purchase price allocation of acquired businesses, impairment of long lived assets and goodwill, valuation of financial instruments, income taxes, and contingencies. The Company bases its estimates on historical experience, known or expected trends and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At December 31, 2017 and December 31, 2016, the Company cash equivalents totaled $11,848 and $75 respectively.

Capital assets -construction in progress

Capital assets are stated at cost or fair value if acquired as part of a business combination. Depreciation is computed by the straight-line method and is charged to operations over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. The carrying amount and accumulated depreciation of assets sold or retired are removed from the accounts in the year of disposal and any resulting gain or loss is included in results of operations.

Construction in progress includes all costs related to the construction of a medical cannabis facility. Cost also includes soft costs such as loan fees and interest and consulting fees and related expenses The facility is not available for use and therefore not being amortized.

F-8

Income taxes

The Company accounts for income taxes under FASB ASC 740, “Accounting for Income Taxes”. Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

Net Loss per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by Financial Accounting Standards, ASC Topic 260, "Earnings per Share." Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – CONSTRUCTION IN PROGRESS

As of December 31, 2017 and December 31, 2016, the Company had $1,637,053 and $1,379,375, respectively, in construction in progress. The Company did not have any other property or equipment.

For construction in progress assets, no depreciation is recorded until the asset is placed in service. When construction is completed, the asset should be reclassified as building, building improvement, or land improvement and should be capitalized and depreciated. Construction in progress includes all costs related to the construction of a medical cannabis facility. Cost also includes soft costs such as loan fees and interest and consulting fees and related expenses The facility is not available for use and therefore not being amortized.

NOTE 4 – MORTGAGES PAYABLE

As of December 31, 2017 and 2016, the Company had mortgages outstanding to two lenders secured by the Company’s construction in progress. As of December 31, 2017 and 2016, these loans amounted to $637,328 and $571,412, respectively. As of December 31, 2017 and December 31, 2016, the loan composition was as follows:

		Balance 12/31/2017	Balance 12/31/2016
Loan #1	Just in Time Storage Inc.	$533,523	$485,030	- interest only rate is 15% with a maturity date of September 15, 2019
Loan #2	Ebel Holdings, Inc.	103,805	86,382	- interest only rate is 7% with a maturity date of May 19, 2019
	Total	$637,328	$571,412

F-9

The monthly fixed interest payments are CAD $8,125 and CAD $645 for Loan #1 and Loan #2, respectively, which translated to $6,477 USD and $514 USD per month, respectively based on the exchange rates in effect at December 31, 2017.

NOTE 5 – RELATED PARTY DEBT

As of December 31, 2017 and 2016, the amounts due to related parties in the form of non-interest-bearing demand loans were $756,783 and $694,713, respectively. These loans were provided by four individuals who are the founding shareholders of the Company. The largest shareholder is Mr. Steve Barber who was owed approximately $642,576 and $589,860 as of December 31, 2017 and December 31, 2016, respectively.

NOTE 6 – COMMON STOCK

As of December 31, 2017 and 2016 the Company had one class of common stock with 10,000 shares outstanding during each period at a par value of $0.0086. Under the Company’s articles of incorporation, they are entitled to issue an unlimited number of shares.

NOTE 7 – NON CAPITAL LOSSES CARRIED FORWARD

The Company has incurred losses of $45,906 for Canadian tax purposes which are available to reduce future taxable income. Such benefits will be recorded as an adjustment to the tax provision in the year realized. The losses expire in 2037.

NOTE 8 -COMMITMENTS AND CONTINGENCIES

With the exception of the mortgages payable described in Footnote 4. “Mortgages Payable”, the Company has no contractual commitments.

Legal Matters

On August 3, 2017, the Company became party to litigation via a lawsuit filed against the Company by Atraxia Canada Inc. ("Atraxia"). The lawsuit was filed in the Superior Court of Justice in Toronto and alleges a breach of contract by the Company, whereby, the Company violated an exclusivity provision in a Term Sheet entered into between the parties. Atraxia seeks damages in an amount of CAD$15,000,000 to cover fees and expenses incurred by Atraxia during due diligence, loss of management fees and profits arising from Atraxia's anticipated acquisition of equity in the Company and loss of value from an investment in a licensed cannabis producing facility. The Company maintains the lawsuit is completely without merit and as such has not recorded any liability related to this matter, on its balance sheet.

NOTE 9 – SUBSEQUENT EVENTS

On November 19, 2018 the Company executed a purchase and sale agreement to sell all of its outstanding shares to Cannapharmarx, Inc. an Irvine, California based public company. The purchase price is $12,710,000, of which $2,710,000 (Canadian) will be paid at closing, minus $350,762.50 in credits due to Cannapharmarx, totaling $2,359,237.50 due at closing, with the balance $10,000,000 to be paid pursuant to the terms of a relevant subordinated non-interest bearing promissory note, secured only by the shares of the Company. The purchase price may also be reduced in the event the Company incurs liability in outstanding litigation or any additional liabilities are discovered prior to effectiveness. The relevant agreement also provides that the Company’s principal shareholders may elect to convert up to $1,500,000 of the principal balance of the Note into up to 2,000,000 shares of Cannapharmarx’s Common Stock at a price of $0.75 per share.

The closing of the transaction is subject to customary closing provisions and in particular completion of an audit for 2016 and 2017 in accordance with US generally Accepted Accounting Principles.

F-10

Alternative Medical Solutions, Inc.

Balance Sheets

	September 30	December 31,
	2018	2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$297	$11,848
Harmonized sales tax recoverable	6,056	9,949
Total current assets	6,353	21,797
Construction in Progress	1,684,792	1,637,053
Total assets	$1,691,145	$1,658,850

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	320,129	$312,030
Mortgages payable	638,939	637,328
Due to related parties	791,065	756,783
Total current liabilities	1,750,133	1,706,141
Total liabilities	1,750,133	1,706,141

Commitments and Contingencies (Note 8)

Stockholders' Equity:
Common stock, $0.0086 par value 10,000 shares authorized; 10,000 shares issued and outstanding as of December 31, 2017 and 2016	86	86
Retained earnings (deficit)	(58,494)	(45,431)
Accumulated other comprehensive income(loss)	(580)	(1,946)
Total stockholders' equity	(58,988)	(47,291)
Total liabilities and equity	$1,691,145	$1,658,850

The accompanying notes are an integral part of the consolidated financial statements.

F-11

Alternative Medical Solutions, Inc.

Statements of Operations and Comprehensive Loss (Unaudited)

September 30,
2018

Sales	$–

Operating expenses:
Accounting fees	9,971
Property taxes	33,876
Professional fees	25,776
Total operating expenses	69,623
Income (loss) from operations	(69,623)
Other income (expense)
Other income	57,525
Other income (expense)	(965)
Total other income (expenses)	56,650
Income (loss) before income taxes	(13,063)
Provision for income taxes (benefit)	–
Net loss	$(13,063)

Basic and diluted earnings (loss) per common share	$(130.63)

Weighted-average number of common shares outstanding:
Basic and diluted	100

Comprehensive Loss:
Net income (loss)	$(13,063)
Foreign currency translation adjustment	1,366
Comprehensive Loss:	$(11,697)

The accompanying notes are an integral part of the consolidated financial statements.

F-12

Alternative Medical Solutions, Inc.

Statements of Cash Flows (Unaudited)

December 31,
2017
Cash flows from operating activities of continuing operations:
Net income (loss)	$(13,063)
Adjustments to reconcile net loss to cash used in operating activities:
Changes in operating assets and liabilities:
Harmonized sales tax recoverable	3,644
Prepaid expenses
Accounts payable	18,011
Net cash provided by (used in) operating activities	$8,592

Cash flows from investing activities:
Purchases for construction in progress	(99,826)
Net cash provided by (used in) financing activities	(99,826)

Cash flows from financing activities:
Advances/(payments) on related party payables-net	58,555
Proceeds from mortgage notes	21,620
Net cash provided by (used in) financing activities	80,175

Effect of exchange rates on cash and cash equivalents	$(492)
Net increase (decrease) in cash and cash equivalents	(11,059)
Cash and cash equivalents at beginning of period	11,848
Cash and cash equivalents at end of period	$297

Supplemental disclosure of cash flow information:
Cash paid for interest	$–
Cash paid for income taxes	$–

The accompanying notes are an integral part of the consolidated financial statements.

F-13

Alternative Medical Solutions, Inc.

Notes to Unaudited Financial Statements

For the interim period ended September 30, 2018

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Alternative Medical Solutions, Inc. (the “Company”) was incorporated provincially on March 17, 2014 under the Business Corporations Act of Ontario. The Company has initiated the process of applying for a license to produce and sell marijuana under the Cannabis Act. Once a license is granted to grow and sell marijuana, the Company’s primary focus will be the sale of cannabis and related products. Since incorporation, the Company has initiated the process of building a facility to grow marijuana.

The Company’s accounting year end is December 31st.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Management’s Representation of Interim Financial Statements

The accompanying unaudited consolidated financial statements have been prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments, which in the opinion of management are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. Interim results are not necessarily indicative of results for a full year. These consolidated financial statements should be read in conjunction with the audited financial statements at December 31, 2017 and 2016 attached.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with GAAP. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses or recognized when incurred.

Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of these financial statements. On a consolidated basis, the Company has incurred significant operating losses since inception.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through mortgages and from demand loans from related party shareholders. The Company will be required to continue to so until its operations become profitable.

Foreign Currency Translation

The functional currency of the Company is Canadian dollars (“CAD”), and the reporting currency of the Company is the United States dollars, (“USD”). Management has adopted ASC 830 “Foreign Currency Matters” for transactions that occur in foreign currencies. Monetary assets denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Average monthly rates are used to translate revenues and expenses.

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Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

Assets and liabilities of the Company’s operations are translated into the reporting currency, United States dollars, at the exchange rate in effect at the balance sheet dates. Revenue and expenses are translated at average rates in effect during the reporting periods. Equity transactions are recorded at the historical rate when the transaction occurred. The resulting translation adjustment is reflected as accumulated other comprehensive income, a separate component of stockholders' equity in the statement of stockholders' equity. These translation adjustments are reflected in accumulated other comprehensive income, a separate component of the Company's stockholders' equity.

All figures shown in this Report are in US dollars.

Comprehensive Gain or Loss

ASC 220 “Comprehensive Income,” establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of September 30, 2018, and December 31, 2017, the Company determined that foreign currency translation adjustments represented components of comprehensive income and, therefore, has included a statement of comprehensive income in the financial statements.

Harmonized Sales Tax

The Harmonized Sales Tax (“HST”) is a combination of the Canadian Goods and Services Tax (“GST”) and Provincial Sales Tax (“PST”) that is applied to taxable goods and services. By fusing sales tax at the federal level with sales tax at the provincial level, the participating provinces harmonized both taxes into a single federal-provincial sales tax. HST is a consumption tax paid by the consumer at the point of sale (POS). The vendor or seller collects the tax proceeds from consumers by adding the HST rate to the cost of goods and services. They then remit the total collected tax to the government at the end of the year.

The HST is in effect in five of the ten Canadian provinces: New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario and Prince Edward Island. The HST is collected by the Canada Revenue Agency (CRA), which remits the appropriate amounts to the participating provinces. The HST may differ across these five provinces, as each province will set its own PST rates within the HST. In provinces and territories which have not enacted the HST, the CRA collects only the 5% goods and services tax. The current rate in Ontario is 13%

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and inventories, purchase price allocation of acquired businesses, impairment of long lived assets and goodwill, valuation of financial instruments, income taxes, and contingencies. The Company bases its estimates on historical experience, known or expected trends and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At September 30, 2018 and December 31, 2017, the Company’s cash equivalents totaled $297 and $11,848 respectively.

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Capital assets - construction in progress

Capital assets are stated at cost or fair value if acquired as part of a business combination. Depreciation is computed by the straight-line method and is charged to operations over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. The carrying amount and accumulated depreciation of assets sold or retired are removed from the accounts in the year of disposal and any resulting gain or loss is included in results of operations.

Construction in progress includes all costs related to the construction of a medical cannabis facility. Cost also includes soft costs such as loan fees and interest and consulting fees and related expenses The facility is not available for use and therefore not being amortized.

Income taxes

The Company accounts for income taxes under FASB ASC 740, “Accounting for Income Taxes”. Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

Net Loss per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by Financial Accounting Standards, ASC Topic 260, "Earnings per Share." Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – CONSTRUCTION IN PROGRESS

As of September 30, 2018 and December 31, 2017, the Company had $1,684,792 and $1,637,053, respectively, in construction in progress. The Company did not have any other property or equipment.

For construction in progress assets, no depreciation is recorded until the asset is placed in service. When construction is completed, the asset should be reclassified as building, building improvement, or land improvement and should be capitalized and depreciated. Construction in progress includes all costs related to the construction of a medical cannabis facility. Cost also includes soft costs such as loan fees and interest and consulting fees and related expenses The facility is not available for use and therefore not being amortized.

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NOTE 4 – MORTGAGES PAYABLE

As of September 30, 2018 and December 31, 2017, the Company had mortgages outstanding to two lenders secured by the Company’s construction in progress which amounted to $638,939 and $637,328, respectively. As of September 30, 2018 and December 31, 2016, the loan composition was as follows:

		Balance 9/30/2018	Balance 12/31/2017
Loan #1	Just in Time Storage Inc.	$529,873	$533,523	- interest only rate is 15% with a maturity date of September 15, 2019
Loan #2	Ebel Holdings, Inc.	109,065	103,085	- interest only rate is 7% with a maturity date of May 19, 2019
	Total	$638,939	$637,328

The monthly fixed interest payments are CAD $8,125 and CAD $645 for Loan #1 and Loan #2, respectively, which translated to $6,277 USD and $ 498 USD per month, respectively based on the exchange rates in effect at September 30, 2018.

NOTE 5 – RELATED PARTY DEBT

As of September 30, 2018, and December 31,2018, the amounts due to related parties in the form of non-interest-bearing demand loans were $791,065 and $756,783 respectively. These loans were provided by four individuals who are the founding shareholders of the Company. The largest shareholder is Mr. Steve Barber who was owed approximately $671,659 and $642,576 as of September 30, 2018 and December 31, 2017, respectively.

NOTE 6 – COMMON STOCK

As of September 30, 2018 and December 31, 2017 the Company had one class of common stock with 10,000 shares outstanding during each period at a par value of $0.0086. Under the Company’s articles of incorporation, they are entitled to issue an unlimited number of shares.

NOTE 7 – NON CAPITAL LOSSES CARRIED FORWARD

The Company has incurred losses of $58,494 for Canadian tax purposes which are available to reduce future taxable income. Such benefits will be recorded as an adjustment to the tax provision in the year realized. The losses expire between 2037 and 2038.

NOTE 8 -COMMITMENTS AND CONTINGENCIES

With the exception of the mortgages payable described in Footnote 4. “Mortgages Payable”, the Company has no contractual commitments

Legal Matters

On August 3, 2017, the Company became party to litigation via a lawsuit filed against the Company by Atraxia Canada Inc. ("Atraxia").  The lawsuit was filed in the Superior Court of Justice in Toronto and alleges a breach of contract by the Company, whereby, the Company violated an exclusivity provision in a Term Sheet entered into between the parties.  Atraxia seeks damages in an amount of CAD$15,000,000 to cover fees and expenses incurred by Atraxia during due diligence, loss of management fees and profits arising from Atraxia's anticipated acquisition of equity in the Company and loss of value from an investment in a licensed cannabis producing facility.  The Company maintains the lawsuit is completely without merit and as such has not recorded any liability, related to this matter on its balance sheet.

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NOTE 9 – SUBSEQUENT EVENTS

On November 19, 2018 the Company executed a purchase and sale agreement to sell all of its outstanding shares to Cannapharmarx, Inc. an Irvine, California based public company. The purchase price is $12,710,000, of which $2,710,000 (Canadian) will be paid at closing, minus $350,762.50 in credits due to Cannapharmarx, totaling $2,359,237.50 due at closing, with the balance $10,000,000 (Canadian) to be paid pursuant to the terms of a relevant subordinated non-interest bearing promissory note, secured only by the shares of the Company. The purchase price may also be reduced in the event the Company incurs liability in outstanding litigation or any additional liabilities are discovered prior to effectiveness. The relevant agreement also provides that the Company’s principal shareholders may elect to convert up to $1,500,000 of the principal balance of the Note into up to 2,000,000 shares of Cannapharmarx’s Common Stock at a price of $0.75 per share.

The closing of the transaction is subject to customary closing provisions and in particular completion of an audit for 2016 and 2017 in accordance with US generally Accepted Accounting Principles.

F-18

CANNAPHARMARX, INC. AND ALTERNATIVE MEDICAL SOLUTIONS INC. (AMS)

Unaudited Proforma Consolidated Balance Sheets

September 30, 2018

ASSETS	Cannapharmarx	AMS	Adjustments		Consolidated

Current assets
Cash and cash equivalents	$682,059	$297	$382,084	(a)(b)(c)	$1,064,440
Harmonized sales tax recoverable	–	6,056	–		6,056
Deposit	76,699	–	–		76,699
Total current assets	758,758	6,353	382,084		1,147,195
					–
Construction in progress	–	1,684,792	–		1,684,792
Goodwill	–	–	7,589,952	(d)	7,589,952
Total Assets	$758,758	$1,691,145	$7,972,036		$10,421,939

Current liabilities
Accounts payable and accrued expenses	$643,294	$320,129	$(371,172)	(b)(c)	$592,251
Accounts payable related party	6,000	–	–		6,000
Accrued interest	9,411	–	–		9,411
Mortgages payable	–	638,939	(157,939)	(c)	481,000
Accrued legal settlement payable in cash	190,000	–	–		190,000
Accrued expense - related party	150,000	–	–		150,000
Notes payable	–	–	7,400,000	(c)	7,400,000
Convertible notes	905,000	–	1,167,000	(a)	2,072,000
Loan payable - related party	19,758	791,065	(791,065)	(b)	19,758
Total current liabilities	1,923,463	1,750,133	7,246,824		10,920,420
Total Liabilities	1,923,463	1,750,133	7,246,824		10,920,420

Stockholders' Equity:
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, 60,000 and -0- shares issued and outstanding, as of September 30, 2018 and December 31, 2017, respectively	60,000	–	–		60,000
Common stock, $0.0001 par value; 100,000,000 shares authorized,17,960,741 and 17,960,741 issued and outstanding respectively	1,796	86	12	(b)(c)	1,894
Additional paid in capital	33,835,067	–	728,802	(c)	34,563,869
Retained earnings (deficit)	(35,061,568)	(58,494)	(4,183)	(b)(e)	(35,124,245)
Accumulated other comprehensive income	–	(580)	580	(b)	–
Total Stockholders' Deficit	(1,164,705)	(58,988)	725,211		(498,482)
Total Liabilities and Stockholders' Deficit	$758,758	$1,691,145	$7,972,036		$10,421,939

(a)	To record $1,167,000 in cash raised by Cannapharmarx during the period from October 1, 2018 thru December 31, 2018. A portion of this cash was to used to consummate the acquisition of AMS.
(b)	To adjust the pre-acquisition equity of AMS including AMS liabilities not assumed and cash not received.
(c)	To record the purchase of Alternative Medical Solutions ("AMS") by Cannapharmarx, through its wholly owned subsidiary Hanover CPMD Acquisition Corporation . As consideration the company paid $392,671 in cash and issued a non-interest bearing note of $7,400,000, paid off the second mortgage in the amount of $107,874, issued 981,765 of its restricted common shares valued at $728,900 ($0.74 per share), paid down $193,734 due to one accounts payable vendor, assumed additional liabilities of $51,043 as well as incurring other miscellaneous closing adjustments (d) The determination of goodwill is preliminary and subject to change in accordance with FASB ASC Topic 850, Business Combinations upon completion of an independent valuation study. Separately identifiable intangible assets may be determined to exist that may require amortization expense to be recognized in future periods. Additionally the valuation study may determine that the price of $0.74 used for the Company's stock, which is thinly traded may be adjusted up or down resulting in further adjustments to goodwill.
(e)	To record certain cash expenses amounting to $62,677 incurred directly related to the closing that can not be capitalized.

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CANNAPHARMARX, INC. AND ALTERNATIVE MEDICAL SOLUTIONS INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

For the Nine Months Ended September 30, 2018

	Cannapharmarx	AMS	Adjustments		Consolidated

Revenue	$–	$–	$–		$–

Operating Expenses:
General and administrative expenses	4,075	–	–		4,075
Travel	25,299	–	–		25,299
Rent	6,000	–	–		6,000
Property taxes	–	33,876	–		33,876
Professional fees	148,011	25,776	–		173,787
Accounting fees	21,609	9,971	–		31,580
Consulting fees	46,000	–	–		46,000
Total operating expenses	250,994	69,623	–		320,617
Income (loss) from operations	(250,994)	(69,623)	–		(320,617)

Other income (expense)
Interest expense	(914,411)	(965)	(894,556)	(a)	(1,809,932)
Other income	–	57,525	–		57,525
Total other income (expense)	(914,411)	56,560	(894,556)		(1,752,407)
Income (loss) before provision for income taxes	(1,165,405)	(13,063)	(894,556)		(2,073,024)
Provision (credit) for income tax	–	–	–		–
Net income (loss)	$(1,165,405)	$(13,063)	$(894,556)		$(2,073,024)

Net income (loss) per share
(Basic and fully diluted)	$(0.06)	–	–		$(0.11)
			–
Weighted average number of shares outstanding	17,960,741	–	981,765	(b)	18,942,506

Comprehensive Loss:	–		–		–
Net income (loss)	$(1,165,405)	$(13,063)	$(894,556)		$(2,073,024)
Foreign currency translation adjustment	–	1,366	–		1,366
Comprehensive Loss:	$(1,165,405)	$(11,697)	$(894,556)		$(2,071,658)

(a)	To record interest expense and the debt discount expense related to the $820,694 in convertible notes issued to raise proceeds towards the transaction's closing.
(b)	To record 981,765 restricted common shares issued in connection with the transaction .

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CANNAPHARMARX, INC. AND ALTERNATIVE MEDICAL SOLUTIONS INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

For the Year Ended December 31, 2018

	Cannapharmarx	AMS	Adjustments		Consolidated

Revenue	$–	$–	$–		$–

Operating Expenses:
General and administrative expenses	6,633	140	–		6,773
Property taxes	–	11,811	–		11,811
Accounting fees	–	12,137	–		12,137
Consulting fees	–	7,830	–		7,830
Total operating expenses	6,633	31,918	–		38,551
Income (loss) from operations	(6,633)	(31,918)	–		(38,551)

Other income (expense)
Interest expense	–	–	(919,177)	(a)	(919,177)
Total other income (expense)	–	–	(919,177)		(919,177)
Income (loss) before provision for income taxes	(6,633)	(31,918)	(919,177)		(957,728)
Provision (credit) for income tax	–	–	–
Net loss	$(6,633)	$(31,918)	$(919,177)		(957,728)

Net income (loss) per share
(Basic and fully diluted)	$(0.00)	–	–		$(0.05)

Weighted average number of shares outstanding	17,960,741	–	981,765	(b)	18,942,506

Comprehensive Loss:
Net income (loss)	$(6,633)	$(31,918)	$(919,177)		$(957,728)
Foreign currency translation adjustment	–	(1,523)	–		(1,523)
Comprehensive Loss:	$(6,633)	$(33,441)	$(919,177)		$(959,251)

(a)	To record interest expense and the debt discount expense related to the $820,694 in convertible notes issued to raise proceeds towards the transaction's closing.
(b)	To record 981,765 restricted common shares issued in connection with the transaction.

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